Capital and reserves	6 Months Ended
Jun. 30, 2025
Disclosure of classes of share capital [Abstract]
Capital and reserves

20 Capital and reserves

(i)

During the six months ended June 30, 2025, the Company issued 61,186,793 Class A ordinary shares at par value of US$0.0001 each to settle 62,437,467 vested RSUs held by certain employees (of which, 1,250,674 vested RSUs were withheld for withholding tax of RMB50.8 million). As a result, the Company recognized RMB3 thousand in equity relating to Class A ordinary shares and de-recognized RMB3 thousand in share premium.

(ii)

During the six months ended June 30, 2025, the Company issued 11,164,145 Class A ordinary shares at par value of US$0.0001 each to settle share options held by certain employees upon their exercise. As a result, the Company recognized total exercise prices amounting RMB1 thousand in equity relating to Class A ordinary shares and de-recognized RMB1 thousand in share premium. The Company received proceeds from issuance of Class A ordinary shares for exercise of share options in the amount of RMB25.5 million.

(iii)

During the six months ended June 30, 2025, the Company issued 60,000,000 Class A ordinary shares to its share depositary bank to be used to settle vested RSUs and share options upon their exercise. No consideration was received by the Company for this issuance of ordinary shares. As a result, the Company recognized RMB4 thousand in equity relating to Class A ordinary shares and de-recognized RMB4 thousand in share premium. As of June 30, 2025, 31,956,201 and 4,024,221 Class A ordinary shares had been used to settle the aforesaid vested RSUs and share options upon their exercise, respectively.